SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)

April 11, 2011(April 8, 2011)

DYNEGY INC.
DYNEGY HOLDINGS INC.
(Exact name of registrant as specified in its charter)

Delaware Delaware (State or Other Jurisdiction of Incorporation)	001-33443 000-29311 (Commission File Number)	20-5653152 No. 94-3248415 (I.R.S. Employer Identification No.)

1000 Louisiana, Suite 5800, Houston, Texas	77002
(Address of principal executive offices)	(Zip Code)

(713) 507-6400

(Registrant’s telephone number, including area code)

N.A.

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Appointment of Interim President and Chief Executive Officer

As Dynegy Inc. (“Dynegy”) previously disclosed in its current report on Form 8-K filed on February 23, 2011, David W. Biegler, an independent director of Dynegy, was appointed interim President and Chief Executive Officer of Dynegy effective on March 12, 2011. The Governance and Nominating Committee of Dynegy’s Board of Directors (the “Board) is continuing its search for a President and Chief Executive Officer. Until such an individual is selected, E. Hunter Harrison, an independent director of Dynegy, has assumed the role of interim President and Chief Executive Officer, effective April 9, 2011. He replaces Mr. Biegler.

Mr. Harrison, age 66, was elected to the Board on March 9, 2011. He served as the President and Chief Executive Officer of Canadian National Railway Company from January 2003 until December 2009 and as its Chief Operating Officer from 1998 until 2003. Prior to joining Canadian National Railway Company, Mr. Harrison was the President and Chief Executive Officer of Illinois Central Railroad from 1993 until February 1998 and its Chief Operating Officer from 1989 to 1993. Mr. Harrison served on the board of directors of Canadian National Railway from December 1999 until December 2009. Mr. Harrison also served on the boards of directors of each of The American Association of Railroads, and prior to 2006, The Belt Railway of Chicago, Terminal Railway, Wabash National Corporation, Illinois Central Railroad and TTX Company.

Mr. Harrison no longer serves on any Board committees except for the Board’s Finance and Restructuring Committee. Mr. Harrison does not have a familial relationship with any director or executive officer of Dynegy and has not been involved in any transaction requiring disclosure under Item, 404(a) of Regulation S-K.

Mr. Harrison will receive an annual salary of $1,000,000 for his service as interim President and Chief Executive Officer, and he will also a receive phantom stock unit awards in an amount equivalent to the amount of phantom stock he otherwise would have been eligible to receive as a non-employee director under Dynegy’s Deferred Compensation Plan for Certain Directors.

Item 7.01	Regulation FD Disclosure.

On April 11, 2011, Dynegy issued a press release announcing the appointment of Mr. Harrison as Dynegy’s interim President and Chief Executive Officer. A copy of the press release is being furnished as Exhibit 99.1 and is hereby incorporated herein by reference.

Pursuant to General Instruction B.2 of Form 8-K and Securities and Exchange Commission Release No. 33-8176, the information contained in this press release furnished as an exhibit hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, is not subject to the liabilities of that section and is not deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01	Financial Statements and Exhibits.
(d) Exhibits:

Exhibit No.	Document

99.1	Dynegy Inc. press release dated April 11, 2011

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DYNEGY INC.
(Registrant)

Dated: April 11, 2011	By:	/s/ Kent R. Stephenson
	Name:	Kent R. Stephenson
	Title:	Executive Vice President and General Counsel

DYNEGY HOLDINGS INC.
(Registrant)

Dated: April 11, 2011	By:	/s/ Kent R. Stephenson
	Name:	Kent R. Stephenson
	Title:	Executive Vice President and General Counsel

EXHIBIT INDEX

Exhibit No.	Document

99.1	Dynegy Inc. press release dated April 11, 2011